UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 5, 2018

METROPOLITAN BANK HOLDING CORP.
(Exact name of the registrant as specified in its charter)

______________________________

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 365-6700
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Restricted Share Agreements.  On February 5, 2018, Metropolitan Bank Holding Corp. (the "Company") adopted Amendment One to the Company's existing Restricted Share Agreements (the "Agreements") under the Company's 2009 Equity Incentive Plan (the "Plan").  The amendment revises the definition of "Cause" in the Agreements and ensures that if a Grantee dies or becomes disabled, the Grantee's award of restricted shares will become fully vested.

The foregoing description of the material terms of the aforementioned Amendment One to the Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Adoption of Performance Restricted Share Unit Agreement.  On February 5, 2018, the Company adopted a form of Performance Restricted Share Unit Agreement ("Unit Agreement") for use in connection with the award of performance-based restricted share units under the Plan.

The Unit Agreement provides the terms of individual restricted share unit awards, including the number of shares awarded, the performance-based measures, the vesting schedule, grantee rights prior to vesting of awards, and the effect of termination under certain conditions.

The foregoing description of the material terms of the aforementioned Unit Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits.

(d)	Exhibits.
	10.1	Amendment One to Restricted Share Agreements between Metropolitan Bank Holding Corp and Grantee.
	10.2	Form of Performance Restricted Share Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: February 6, 2018	By: /s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Officer